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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

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                                   Form 8-K

                                CURRENT  REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2001
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                            CITIZENS FINANCIAL CORP.

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            (Exact name of registrant as specified in its charter)


           DELAWARE                       2-96144               55-0666598
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
       Incorporation)                                       (Identification No.)

211 Third Street, Elkins, West Virginia                              26241
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(Address of principal executive offices)                           (Zip Code)

          Registrant's telephone number, including area code: (304) 636-4095
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        (Former name or former address, if changed since last report.)
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Item 5.  Other Events

On October 24, 2001, Citizens National Bank of Elkins, a wholly-owned subsidiary of Citizens Financial Corp., received permission from the Office of the Comptroller of the Currency to establish a branch facility in Marlinton, West Virginia. The branch, which will be located in leased space in an existing supermarket, will offer a full line of loan and deposit services, an ATM , and night depository services. Construction of the facility is scheduled to begin during the fourth quarter of 2001 with a planned opening during the first quarter of 2002. The total cost of the facility, including construction costs and banking equipment, is expected to approximate $200,000.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               CITIZENS FINANCIAL CORP.
    October 26, 2001                    By /s/ Thomas K. Derbyshire
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          Date                                 Thomas K. Derbyshire
                                                    Treasurer